UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (561) 961-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2022, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), filed a certificate of change (the “Certificate of Change”) to the Company’s amended and restated articles of incorporation, as amended (“Articles of Incorporation”), with the Secretary of State of the State of Nevada to effect the previously disclosed 1-for-50 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, $0.001 par value per share (the “Common Stock”). The Reverse Stock Split was effective at 5:01 p.m. New York Time, on May 6, 2022.

As a result of the Reverse Stock Split, every fifty (50) shares of Common Stock issued and outstanding as of the Effective Time were converted into one (1) share of Common Stock and the number of authorized shares of Common Stock were reduced from 600,000,000 shares to 12,000,000 shares.  Fractional shares resulting from the Reverse Stock Split were rounded up to the nearest whole share, with all shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given stockholder aggregated for the purpose of determining whether the Reverse Stock Split would result in the issuance of a fractional share.

Pursuant to Section 78.209 of the Nevada Revised Statutes, the Reverse Stock Split did not require the approval of the Company’s stockholders.

Trading of the Common Stock on a Reverse Stock Split-adjusted basis under the Company’s existing trading symbol, “TXMD,” is scheduled to begin at the opening of trading on the Nasdaq Global Select Market on May 9, 2022.

A copy of the Certificate of Change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Index
Exhibit No.	Description

3.1	Certificate of Change to Articles of Incorporation of TherapeuticsMD, Inc.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022	THERAPEUTICSMD, INC.

/s/ Michael C. Donegan
Michael C. Donegan
Interim Chief Financial Officer, Chief Accounting Officer and Vice President Finance